                                                                       Exhibit 5

Federal Kemper Life Assurance Company (one of the Zurich Life insurance companies)
[1600 McConnor Parkway Ste. 6629, Schaumburg, IL 60173-6802]

[GRAPHIC]

Variable Annuity Application

Product:     [_] Zurich Advantage III  [_] Zurich Preferred(R)  [_] Zurich Preferred(R) Plus   [_]   Zurich Archway(SM)

Plan Type:   [_] Non-Qualified  [_] 408(b) IRA (Traditional)  [_] 401      [_] 403(b)  B/D Client Acct. # (if applicable):
             [_] Roth IRA       [_] SIMPLE IRA                [_] SEP-IRA  [_] 457(b) gov
             [_] 457(b) non-gov [_] Other____________________

1. Employer Information [(For 401, 403(b), SIMPLE IRA, SEP-IRA and 457(b) plans)]

Employer Name:                                                Date of Employment ____/____/____

If this application is for an existing employer sponsored plan, please supply:          Plan #:              Bill #:

If this application is for a new employer sponsored plan, please complete form [# L-8520]

2. Owner (If the owner is a Trust, please submit the first and last page of the Trust document and complete form [# ZL-1068].)

Name:                                                               Birth/Trust Date (mo/day/yr) ____/____/____     Sex [_] M  [_] F

Street Address:*                        City, State, Zip:                                              SSN/Tax I.D. #:

Daytime Phone:                          Mother's Maiden Name:

Driver's License # or State ID # or Other Government Issue ID # and Expiration Date:

E-mail:                                 Are you a U.S. Citizen? [_] Yes [_] No  If no, country of origin:

3. Joint Owner (Non-Qualified contracts only)

Name:                                                               Birth/Trust Date (mo/day/yr) ____/____/____     Sex [_] M  [_] F

Street Address:*                        City, State, Zip:                                              SSN/Tax I.D. #:

Daytime Phone:                          Mother's Maiden Name:

Driver's License # or State ID # or Other Government Issue ID # and Expiration Date:

E-mail:                                 Are you a U.S. Citizen? [_] Yes [_] No  If no, country of origin:

4. Annuitant (If different from owner)

Name (First, M.I., Last):                                           Birth Date (mo/day/yr) ____/____/____     Sex [_] M  [_] F

Street Address:*                        City, State, Zip:                                              SSN/Tax I.D. #:

Daytime Phone:                          E-mail:

5. Joint Annuitant (Non-Qualified contracts only)

Name (First, M.I., Last):                                           Birth Date (mo/day/yr) ____/____/____     Sex [_] M  [_] F

Street Address:*                        City, State, Zip:                                              SSN/Tax I.D. #:

Daytime Phone:                          E-mail:

*REQUIRED: If mailing address is a P.O. Box, please provide street address in Remarks section on page 5.

FK-1357NGP (05/03)                                                        Page 1

6. Beneficiary
Unless you specify otherwise, payments will be shared equally by all primary beneficiaries who survive or, if none, by all contingent beneficiaries who survive. If additional space is needed, please use the Remarks section on page 5 or include a signed attachment to this application. If the beneficiary is a trust, corporation or partnership please provide the entity's name, address and date established.

If you named joint owners, do not select a primary beneficiary below since the surviving joint owner is automatically the beneficiary of any death benefits resulting from the death of a joint owner.

Primary Name:                                  Relationship:                    Birth Date ____/____/____         %

[ ] Primary          Name:                     Relationship:                    Birth Date ____/____/____         %
[ ] Contingent

[ ] Primary          Name:                     Relationship:                    Birth Date ____/____/____         %
[ ] Contingent

[ ] Primary          Name:                     Relationship:                    Birth Date ____/____/____         %
[ ] Contingent

[ ] Primary          Name:                     Relationship:                    Birth Date ____/____/____         %
[ ] Contingent

[ ] Primary          Name:                     Relationship:                    Birth Date ____/____/____         %
[ ] Contingent

7. Replacement
Do you have any existing annuity contracts or life insurance?  [ ] Yes [ ] No

Will any existing life insurance or annuity contract be replaced or will values from another insurance policy or annuity contract (through loans, surrenders or otherwise) be used to pay purchase payments for the annuity contract applied
for?                                                              [ ] Yes [ ] No

If yes, please indicate company name and policy number.   Company Name:           Policy #:
(If more than one company use Remarks section on page 5.)

8. Annuity Date
(mo/day/yr): _____/_____/______ (Not to be earlier or later than the dates permitted under the contract, as listed below)

Zurich Advantage III-Oldest owner's or annuitant's 90th birthday. Zurich Preferred/(R)/ -At least 1 year from the issue date and no later than the oldest owner's or annuitant's 90th birthday. Preferred/(R)/ Plus-At least 1 year from the issue date and no later than the oldest owner's or annuitant's 90th birthday. Zurich Archway/SM/-At least 2 years from the issue date and no later than the oldest owner's or annuitant's 90th birthday.

9. Purchase Payment(s) (Make checks payable to Federal Kemper Life Assurance Company)
A. Initial Payment $ :     [ ] Check [ ] Wire Bank  Originating Wire ___________

B. Expected Transfer Amount: Distributor Trade/Transaction ID (If applicable):
   Non-Qualified:    [ ] 1035 Tax-Free Exchange  [ ] Direct Investment (check/wire)  [ ] CD/Mutual Fund Transfer

   403(b)/Qualified: [ ] Direct Transfer         [ ] Direct Rollover                 [ ] Rollover

   IRA/Roth:         [ ] Direct Transfer         [ ] Regular Contribution(_______________Contribution Tax Year)
                     [ ] Rollover                [ ] Direct Rollover

C. [ ] Payroll Deduction

         Purchase Payment Amount       # of Purchase Payments          Annual Purchase Payment       Purchase Payment Frequency
-------------------------------------------------------------------------------------------------------------------------------
Employee                           x                           =    $
Employer                           x                           =    $
                                                            Total:  $

D. [ ] Pre-Authorized Checking (Systematic Accumulations)                Please attach a voided check (voided withdrawal slip may be used with savings accounts.)
   [ ] I authorize automatic deductions of $_____________ from my
       bank account to be applied to this contract. A [$100]             Frequency: Every [ ] 1    [ ] 3    [ ] 6    [ ] 12 Months
       minimum applies.
                                                                         Beginning: _______/________/________

FK-1357NGP (05/03)                                                        Page 2

10. Purchase Payment Allocation Allocations must total 100%. Maximum of 18 subaccounts may be selected. Use form # L-8685 for portfolio selection within the MIAA program (not available with Zurich Archway/SM/). Percentage being allocated to MIAA ____________%.

     Specialty Stock                                                   ______ % Fidelity VIP Growth
     ______ % INVESCO VIF - Utilities Fund                             ______ % Fidelity VIP Equity-Income
     ______ % INVESCO VIF - Financial Services Fund                    ______ % Fidelity VIP Index 500
     ______ % INVESCO VIF - Health Sciences Fund                       ______ % Janus Aspen Series Growth
     ______ % INVESCO VIF - Real Estate Opportunity Fund               ______ % American Century VP Income & Growth
     ______ % Dreyfus Socially Responsible Growth                      ______ % Fidelity VIP Contrafund/(R)/
     ______ % Scudder Technology Growth                                ______ % Alger American Growth

     Small and Mid Cap U.S. Stock                                      Miscellaneous Fixed Income
     ______ % Dreyfus Mid Cap Stock Portfolio                          ______ % Oppenheimer High Income Fund/VA
     ______ % Dreyfus Small Company Stock Portfolio                    ______ % Oppenheimer Strategic Bond Fund/VA
     ______ % Franklin Small Cap Value Securities Fund                 ______ % Franklin Strategic Income Securities Fund
     ______ % Templeton Developing Markets Securities Fund             ______ % Scudder High Income
     ______ % Franklin Rising Dividends Securities Fund                ______ % Scudder Money Market
     ______ % Mutual Shares Securities Fund (Franklin Templeton)       ______ % Scudder Money Market #2** (Zurich Archway/SM/ Only)
     ______ % JP Morgan Mid Cap Value Portfolio
     ______ % Janus Aspen Mid Cap Value Portfolio (Perkins)            U.S. Broad Fixed Income
     ______ % Janus Aspen Small Cap Value Portfolio (Bay Isle)         ______ % Franklin U.S. Government Fund
     ______ % Oppenheimer Main Street Small Cap Fund/(R)//VA           ______ % Franklin Zero Coupon Fund - 2010
     ______ % Oppenheimer Aggressive Growth Fund/VA                    ______ % Scudder Fixed Income
     ______ % Scudder Small Cap Growth                                 ______ % Scudder Government Securities
     ______ % SVS Dreman Small Cap Value                               ______ % Scudder Bond (not available with Zurich Archway/SM/)
     ______ % American Century VP Value
     ______ % J.P. Morgan Small Company                                Balanced
     ______ % Alger American Small Cap                                 ______ % Scudder Total Return
     ______ % Janus Aspen Series Mid Cap Growth                        ______ % Fidelity VIP Asset Manager*
     ______ % Alger American Mid Cap Growth                            ______ % Janus Aspen Series Balanced

     International                                                     Fixed Account
     ______ % JP Morgan International Opportunities Portfolio          ______ % (not available with Zurich Preferred/(R)/)
     ______ % Janus Aspen Series Worldwide Growth
     ______ % Scudder International

     Large Cap U.S. Stock
     ______ % Oppenheimer Main Street/(R)/ Fund/VA
     ______ % Oppenheimer Capital Appreciation Fund/VA
     ______ % Oppenheimer Global Securities Fund/VA
     ______ % Mutual Discovery Securities Fund (Franklin Templeton)
     ______ % Scudder Growth

*Indicates funds available only with the Zurich Advantage III annuity. **Must complete section 13 when allocating to the Scudder Money Market #2.

11. Automatic Asset Rebalancing (Not available concurrently with Dollar Cost Averaging or any portion allocated to the MIAA program)

[ ] I elect Automatic Asset Rebalancing               Frequency: Every  [ ] 1   [ ] 3   [ ] 6   [ ] 12 Months
    [(excluding Scudder Money Market #2)]

                                                      Beginning: _______/_________/_________

Unless otherwise specified, rebalancing to the allocation percentages selected in Section 11 of this application will occur each period on the same day as the contract was issued.



FK-1357NGP (05/03)                                                        Page 3

12. Dollar Cost Averaging (DCA) (Not available with Automatic Asset Rebalancing.

[] Please transfer $_______________ ($100 minimum) from ____________________
(enter name of account). DCA from the Zurich Preferred(R) fixed account is available monthly for a period of 6 months only.

Frequency: Every [] 1 Month [] 3 Months [] 6 Months [] 12 Months Beginning: ______________
           Unless otherwise specified, Dollar Cost Averaging will occur each period on the date the contract is issued.

Transfer To (Allocations must total 100%):
 Specialty Stock
______ % INVESCO VIF - Utilities Fund                           ______ % Fidelity VIP Growth
______ % INVESCO VIF - Financial Services Fund                  ______ % Fidelity VIP Equity-Income
______ % INVESCO VIF - Health Sciences Fund                     ______ % Fidelity VIP Index 500
______ % INVESCO VIF - Real Estate Opportunity Fund             ______ % Janus Aspen Series Growth
______ % Dreyfus Socially Responsible Growth                    ______ % American Century VP Income & Growth
______ % Scudder Technology Growth                              ______ % Fidelity VIP Contrafund(R)
                                                                ______ % Alger American Growth

 Small and Mid Cap U.S. Stock                                   Miscellaneous Fixed Income
______ % Dreyfus Mid Cap Stock Portfolio                        ______ % Oppenheimer High Income Fund/VA
______ % Dreyfus Small Company Stock Portfolio                  ______ % Oppenheimer Strategic Bond Fund/VA
______ % Franklin Small Cap Value Securities Fund               ______ % Franklin Strategic Income Securities Fund
______ % Templeton Developing Markets Securities Fund           ______ % Scudder High Income
______ % Franklin Rising Dividends Securities Fund              ______ % Scudder Money Market
______ % Mutual Shares Securities Fund (Franklin Templeton)     ______ % Scudder Money Market #2/*//*/ (Zurich Archway/SM/ Only)
______ % JP Morgan Mid Cap Value Portfolio
______ % Janus Aspen Mid Cap Value Portfolio (Perkins)          U.S. Broad Fixed Income
______ % Janus Aspen Small Cap Value Portfolio (Bay Isle)       ______ % Franklin U.S. Government Fund
______ % Oppenheimer Main Street Small Cap Fund(R)/VA           ______ % Franklin Zero Coupon Fund - 2010
______ % Oppenheimer Aggressive Growth Fund/VA                  ______ % Scudder Fixed Income
______ % Scudder Small Cap Growth                               ______ % Scudder Government Securities
______ % SVS Dreman Small Cap Value                             ______ % Scudder Bond (not available with Zurich Archway/SM/)
______ % American Century VP Value
______ % J.P. Morgan Small Company                              Balanced
______ % Alger American Small Cap                               ______ % Scudder Total Return
______ % Janus Aspen Series Mid Cap Growth                      ______ % Fidelity VIP Asset Manager/*/
______ % Alger American Mid Cap Growth                          ______ % Janus Aspen Series Balanced

 International
______ % JP Morgan International Opportunities Portfolio
______ % Janus Aspen Series Worldwide Growth
______ % Scudder International

 Large Cap U.S. Stock
______ % Oppenheimer Main Street(R) Fund/VA
______ % Oppenheimer Capital Appreciation Fund/VA
______ % Oppenheimer Global Securities Fund/VA
______ % Mutual Discovery Securities Fund (Franklin Templeton)
______ % Scudder Growth


/*/Indicates funds available only with the Zurich Advantage III annuity.

13. Optional Riders (this section must be completed.)
I/We elect the following optional rider and understand there is an additional charge: (check one of the following boxes)

[] Zurich Safeguard/SM/ Death Benefit [] Zurich Safeguard/SM/ Plus Death Benefit [] I choose not to elect an optional rider.

14. Consent to Electronic Delivery
[] I agree to have prospectus updates, semi-annual reports, proxy solicitation  material and other applicable regulatory documents delivered to me on an IBM and Macintosh compatible CD-Rom. I understand that at any time I may change my mind and choose to receive paper copies of applicable regulatory documents by calling (888) 477-9700.

If you do not check the box above, you will receive paper copies of all required regulatory documents. You will not receive electronic copies in addition to paper copies provided.

FK-1357NGP (05/03)                                                        Page 4

15. Telephone Authorization

By signing this application, I authorize and direct Federal Kemper Life Assurance Company (FKLA) to accept telephone instructions from the owner, active insurance representative, and the individual listed below to effect transfers and/or future purchase payment allocation changes. I agree to hold harmless and indemnify FKLA and its affiliates and its directors, employees and representatives against any claim arising from such action. I am aware that I may deny the active insurance representative authorization to make telephone transfers by checking the designated box below.

Name of additional authorized individual (if any)
                                                 -------------------------------
[_] I do not authorize the active insurance representative to make telephone transfers on my behalf.
[_] I do not accept this telephone transfer privilege.

16. Remarks

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17. Warnings, Notices And Statements

Arkansas, Colorado, District of Columbia, Kentucky, Louisiana, Maine, New Mexico, Ohio, Oklahoma, Pennsylvania and Tennessee Fraud Warning - Any person who knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Florida Fraud Warning - Any person who knowingly and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

Michigan Fraud Warning - Any person who submits an application or files a claim with intent to defraud or helps commit a fraud against an insurer, as determined by a court of competent jurisdiction, is guilty of a crime.

New Jersey Fraud Warning - Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Amounts received under a 403(b) annuity may be distributed only when the employee a) reaches 591/2; b) severs employment; c) dies; d) becomes disabled; or e) is eligible for hardship.

By signing below, you are indicating that you have received an IRA disclosure statement (if applicable).

RECEIPT IS ACKNOWLEDGED OF THE CURRENT PROSPECTUSES FOR THIS VARIABLE ANNUITY AND THE UNDERLYING FUNDS. PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNTS, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT. THEY ARE NOT GUARANTEED BY THE COMPANY, ANY OTHER INSURANCE COMPANY, THE US GOVERNMENT OR ANY STATE GOVERNMENT, AND ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER FEDERAL OR STATE AGENCY. ALL RISK IS BORNE BY THE OWNER FOR THOSE FUNDS ASSIGNED TO A SEPARATE ACCOUNT.


[_] Please check here if you want a Statement of Additional Information.

I agree that the above statements are true and correct to the best of my knowledge and belief and are made as a basis for my application.

18. Signatures

Application Made at (City):            State:                              Date:

Signature of Owner/Participant:        Signature of Joint Owner: (if applicable)

Signature of Plan Owner: (For 401, 403(b) and 457(b) plans, if applicable)

FK-1357NGP (05/03)                                                        Page 5

19. Producer Information

Does the owner have any existing annuity contracts or life insurance?
[_] Yes [_] No

To the best of your knowledge, will any existing life insurance or annuity contract be replaced or will values from another insurance policy or annuity contract (through loans, surrenders or otherwise) be used to pay purchase payments for the annuity contract applied for? [_] Yes [_] No

If yes, please indicate annuity or life insurance below, enter the plan type code and submit any required replacement forms.
[_] Life Insurance   [_] Annuity   Plan Type Code _____________________________.
(If more than one company use Remarks section on page 5.)

I certify that the information provided by the owner has been accurately recorded; current prospectuses were delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the contract applied for is suitable for the owner. Suitability information has been obtained and filed with the broker/dealer.

Signature of Producer 1:                      E-mail Address:     Zurich Life Producer #:

Printed Name of Producer 1:                   Phone #:            Date:    Commission Option: _____________
                                                                           Producer 1____%   Producer 2____%

Signature of Producer 2 (If applicable):      E-mail Address:     Zurich Life Producer #:

Printed Name of Producer 2 (If applicable):   Phone #:            Date:

Printed Name of Broker/Dealer:                                    Broker/Dealer Principal Approval

Branch Office Street Address for Contract Delivery:

Florida License ID # For Contracts Sold in Florida:






                                              [ZURICH LIFE GRAPHIC APPEARS HERE]

                                         Zurich Life. The way life should be.(R)

                                                           1600 McConnor Parkway
                                                                      Suite 6629
                                                                  Schaumburg, IL
                                                                      60173-6802
                                                            www.zurichlifeus.com

FK-1357NGP (05/03)                                                        Page 6
                                                                      5M (03/03)